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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) May 9, 2002
                                                 -----------



                        Wilsons The Leather Experts Inc.
             (Exact name of registrant as specified in its charter)



          Minnesota                      0-21543                 41-1839933
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


          7401 Boone Ave. N.
       Brooklyn Park, Minnesota                                       55428
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (763) 391-4000
                                                   --------------

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Item 4.  Changes In Registrant's Certifying Accountant

     On May 9, 2002, Wilsons The Leather Experts Inc. (the "Company") discontinued the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and engaged KPMG LLP ("KPMG") as the Company's independent auditors for the fiscal year ending February 1, 2003. The Audit Committee of the Company approved discontinuing the engagement of Arthur Andersen and engaging KPMG as the Company's independent auditors.

     During the Company's two most recent fiscal years ended February 2, 2002 and February 3, 2001 and through May 9, 2002, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements of the Company and its subsidiaries for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The reports of Arthur Andersen on the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended February 2, 2002 and February 3, 2001 contained no adverse opinions or disclaimers of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company has provided a copy of the above disclosures to Arthur Andersen. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated May 9, 2002, stating its agreement with said statements.

     During the years ended February 2, 2002 and February 3, 2001 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits. The following exhibits are filed with this report

          16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 9, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WILSONS THE LEATHER EXPERTS INC.


Date: May 15, 2002                     By /s/ Peter G. Michielutti
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                                          Peter G. Michielutti
                                          Senior Vice President and
                                          Chief Financial Officer

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                                Index to Exhibits


 Exhibit
   No.                                   Description
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  16.1       Letter from Arthur Andersen LLP to the Securities and Exchange
             Commission, dated May 9, 2002.